UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 17, 2013

Date of Report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 17, 2013, Capital One Financial Corporation (the “Company”) issued a press release announcing the commencement of an offer to exchange any and all of its outstanding 6.750% Senior Notes due 2017 for a combination of new Senior Notes due 2023 and cash. The press release is attached as Exhibit 99.1 hereto and incorporated by reference in this Item 8.01

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release dated May 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

/s/ John G. Finneran, Jr.
Dated: May 17, 2013	By:
John G. Finneran, Jr.
General Counsel and Corporate Secretary